November 3, 2005

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND

Supplement to Statement of Additional Information Dated March 1, 2005

The following supersedes and replaces any contrary information contained in this Statement of Additional Information:

The weighted average maturity of the fund’s portfolio is expected to be five years or less.